Memorandum
Robinson, Bradshaw & Hinson, P.A.
robinsonbradshaw.com
101 N. Tryon St., Ste. 1900, Charlotte, NC 28246
704.377.2536

TO:	OGE Energy Corp./Oklahoma Gas and Electric Company Lenders
FROM:	Kader Crawford
DATE:	March 9, 2018
RE:	2018 One-Year Extension

On behalf of Wells Fargo Bank, National Association, as administrative agent, I am pleased to inform you that all documentary conditions precedent to the effectiveness of the request of OGE Energy Corp. (“OGE”) and Oklahoma Gas and Electric Company (“OG&E”) to extend the Revolving Credit Termination Date of their respective Credit Agreements for an additional one-year period have been satisfied. The Revolving Credit Termination Date of the Credit Agreement for both OGE and OG&E is now March 8, 2023. The executed copy of the 2018 Extension Agreement for the OGE Credit Agreement and the OG&E Credit Agreement has been posted.

February 21, 2018

To:     OGE Energy Corp./Oklahoma Gas and Electric Company Bank
Group

From:     Wells Fargo Bank, National Association, as Administrative Agent

Re:     (i) OGE Energy Corp. (“OGE”) $450 Million Credit Agreement dated as of March 8, 2017
(the “OGE Credit Agreement”) and (ii) Oklahoma Gas and Electric Company (“OG&E”)
$450 Million Credit Agreement dated as of March 8, 2017 (the “OG&E Credit Agreement”
and together with the OGE Credit Agreement, the “Credit Agreements”)

Reference is hereby made to the Credit Agreements described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreements.

Pursuant to Section 2.21 of the OGE Credit Agreement, OGE has requested that the Revolving Credit Termination Date be extended for an additional one year until March 8, 2023. OGE has agreed to pay each Lender approving the extension a fee equal to 0.06% of such Lender’s Commitment; provided that such fee shall only be payable if and when the extension of the Revolving Credit Termination Date until March 8, 2023 becomes effective.

Pursuant to Section 2.21 of the OG&E Credit Agreement, OG&E has requested that the Revolving Credit Termination Date be extended for an additional one year until March 8, 2023. OG&E has agreed to pay each Lender approving the extension a fee equal to 0.06% of such Lender’s Commitment; provided that such fee shall only be payable if and when the extension of the Revolving Credit Termination Date until March 8, 2023 becomes effective.

Please insert your institution’s name and indicate on the following page whether you consent to the requested extension of the Revolving Credit Termination Date for each of the OGE Credit Agreement and the OG&E Credit Agreement until March 8, 2023, and email a PDF copy of this letter to Kader Crawford at Robinson, Bradshaw & Hinson, P.A. (kcrawford@robinsonbradshaw.com).

Your response is requested prior to 3:00 p.m. (ET) on March 7, 2018.

Please contact Chase Alexander (phone: 704.410.4692; email: Chase.alexander@wellsfargo.com) if you have any questions.

Thank you for your attention to this matter.

Wells Fargo Bank, National Association hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ Patrick Engel
Name:	Patrick Engel
Title:	Managing Director
Date:	March 2, 2018

JPMorgan Chase Bank, N.A. hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ Justin Martin
Name:	Justin Martin
Title:	Authorized Officer
Date:	March 7, 2018

MIZUHO BANK, LTD., hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ Nelson Y. Chang
Name:	Nelson Y. Chang
Title:	Authorized Signatory
Date:	March 2, 2018

MUFG Union Bank, N.A. hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ Cherese Joseph
Name:	Cherese Joseph
Title:	Vice President
Date:	March 7th, 2018

ROYAL BANK OF CANADA hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ Rahul D. Shah
Name:	Rahul D. Shah
Title:	Authorized Signatory
Date:	March 2, 2018

U.S. BANK NATIONAL ASSOCIATION hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ James O'Shaughnessy
Name:	James O'Shaughnessy
Title:	Vice President
Date:	March 5, 2018

CoBank, ACB hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ C. Brock Taylor
Name:	C. Brock Taylor
Title:	Vice President
Date:	March 5, 2018

KeyBank National Association hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ Benjamin C. Cooper
Name:	Benjamin C. Cooper
Title:	Vice President
Date:	March 6, 2018

MORGAN STANLEY BANK, N.A. hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory
Date:	March 7th, 2018

BOKF, N.A. dba Bank of Oklahoma hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ J. Richard Hawk
Name:	J. Richard Hawk
Title:	Sr. Vice President
Date:	March 7, 2018

National Cooperative Services Corporation (NCSC) hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

By:	/s/ Ann Shankroff
Name:	Ann Shankroff
Title:	Assistant Secretary Treasurer
Date:	March 8, 2018

BancFirst hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ Matt Crew
Name:	Matt Crew
Title:	Senior Vice President
Date:	March 8, 2018

Bank of Communications Co., Ltd., New York Branch hereby (select one):
Lender Name

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2023.

___X___CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

_______DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2023.

By:	/s/ Kerong Niu
Name:	Kerong Niu
Title:	General Manager
Date:	March 6, 2018